  As filed with the Securities and Exchange Commission on December 22, 1997
                                                Registration No. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                -----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------
                           MECHANICAL DYNAMICS, INC.
            (Exact name of registrant as specified in its charter)

                   MICHIGAN                                    38-2163045
        (State or other jurisdiction of                     (I.R.S. Employer
        incorporation or organization)                     Identification No.)

2301 COMMONWEALTH BLVD., ANN ARBOR, MICHIGAN                      48105
   (Address of Principal Executive Offices)                     (Zip Code)

        MECHANICAL DYNAMICS 1996 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES
                            (Full title of the plan)

                             MICHAEL E. KORYBALSKI
                            CHIEF EXECUTIVE OFFICER
                           MECHANICAL DYNAMICS, INC.
                            2301 COMMONWEALTH BLVD.
                           ANN ARBOR, MICHIGAN  48105
                    (Name and address of agent for service)

                                 (313) 994-3800
         (Telephone number, including area code, of agent for service)


                       CALCULATION OF REGISTRATION FEE
================================================================================

       Title of                                     Proposed                 Proposed
      securities               Amount                maximum                 maximum             Amount of
        to be                   to be            offering price             aggregate           registration
      registered             registered            per share             offering price             fee
------------------------------------------------------------------------------------------------------------------------------------

Common Stock (1)         200,000 shares           $  7.03   (2)         $ 1,406,000.00   (2)     $ 485.00
------------------------------------------------------------------------------------------------------------------------------------

(1)  No par value per share (the "Common Stock").
(2) Calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of computing the registration fee and based on the average of the high and low prices of the Common Stock as quoted on The Nasdaq National Market on December 19, 1997.


                               Page 1 of 6 Pages
                           Exhibit Index is on Page 6

         The contents of the Form S-8 Registration Statement, File No. 333-17957 (the "Prior Registration Statement"), of Mechanical Dynamics, Inc. (the "Registrant") are incorporated in this Form S-8 Registration Statement by reference.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed below are incorporated by reference in this registration statement:

         1. The Annual Report of Mechanical Dynamics, Inc. (the "Registrant") on Form 10-K for the fiscal year ended December 31, 1996 as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2. The Quarterly Reports of the Registrant on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and any other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Exchange Act, since the end of the fiscal year ended December 31, 1996.

         3. The description of the Registrant's Common Stock included in the Registrant's Prospectus under the caption "Description of Capital Stock" on pages 48 through 49 of the Registrant's Prospectus, dated May 14, 1996, filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), as part of its Registration Statement on Form S-1 (File No. 333-2900), effective May 14, 1996 (the "Registration Statement"), and incorporated by reference into the Registrant's Registration Statement on Form 8-A, effective May 14, 1996 and filed with the Commission pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

         4.1 Restated Articles of Incorporation, incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-2900

         4.2 Restated Bylaws incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333- 2900

         5.1     Opinion of Honigman Miller Schwartz and Cohn

         23.1    Consent of Arthur Andersen LLP

         23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5.1 to this Registration Statement)

         24.1 Powers of Attorney (included after the signature of the Registrant contained on page 4 of this Registration Statement)

         99.3 Mechanical Dynamics, Inc. 1996 Stock Incentive Plan for Key Employees, incorporated by reference as Exhibit 10.9 in the Registrant's Registration Statement on Form S-1, File No. 333-2900

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ann Arbor, State of Michigan, on December 16, 1997.


                                        MECHANICAL DYNAMICS, INC.



                                        By:/s/ Michael E. Korybalski
                                           ------------------------------------
                                           Michael E. Korybalski
                                           Its:  Chief Executive Officer




                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), hereby constitutes and appoints Michael E. Korybalski and David Peralta, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution for him in any and all capacities, with full power and authority in said attorneys-in-fact and agents and in any one or more of them, to sign, execute and affix his seal thereto and file the proposed registration statement on Form S-8 to be filed by the Company under the Securities Act of 1933, as amended, which registration statement relates to the registration and issuance of the Company's Common Stock, pursuant to the Mechanical Dynamics, Inc. 1996 Stock Incentive Plan For Key Employees, and any of the documents relating to such registration statement, any and all amendments to such registration statement, including any amendment thereto changing the amount of securities for which registration is being sought, and any post-effective amendment, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


              Signature                                Title                                 Date
              ---------                                -----                                 ----



/s/ Michael E. Korybalski                  Chief Executive Officer and               December 16, 1997
------------------------------------         Director (Principal Executive Officer)
        Michael E. Korybalski



/s/ David Peralta                          Vice President and Chief Financial        December 16, 1997
------------------------------------         Officer (Principal Financial Officer
            David Peralta                    and Principal Accounting Officer)



/s/ John C. Angell                         Vice President, Chief Technical           December 17, 1997
------------------------------------          Fellow and Director
           John C. Angell



/s/ Herbert S. Amster                      Director                                  December 17, 1997
------------------------------------
          Herbert S. Amster



/s/ Joseph F. Gloudeman                    Director                                  December 18, 1997
------------------------------------
         Joseph F. Gloudeman



/s/ David E. Cole                          Director                                  December 15, 1997
------------------------------------
            David E. Cole



/s/ Mitchell I. Quain                      Director                                  December 16, 1997
------------------------------------
          Mitchell I. Quain



/s/ Robert R. Ryan                         President, Chief Operating                December 16, 1997
------------------------------------         Officer and Director
           Robert R. Ryan





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

                               INDEX TO EXHIBITS


Exhibit
Number                                                               Exhibit                                          Page No.
------                                                               -------                                          --------

4.1              Restated Articles of Incorporation, incorporated by reference to Exhibit 3.2                            --
                 to the Registrant's Registration Statement on Form S-1, File No. 333-2900

4.2              Restated Bylaws incorporated by reference to Exhibit 3.4 to the Registrant's                            --
                 Registration Statement on Form S-1, File No. 333-2900

5.1              Opinion of Honigman Miller Schwartz and Cohn                                                            7

23.1             Consent of Arthur Andersen LLP                                                                          8

23.2             Consent of Honigman Miller Schwartz and Cohn (included
                 in the opinion filed as Exhibit 5.1 to this Registration Statement)                                     --

24.1             Powers of Attorney (included after the signature of the
                 Registrant contained on page 4 of this Registration Statement)                                          --

99.3             Mechanical Dynamics, Inc. 1996 Stock Incentive Plan for Key Employees,
                 incorporated by reference as Exhibit 10.9 in the Registrant's Registration
                 Statement on Form S-1, File No. 333-2900                                                                --







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